AEA Valuebuilder Variable Annuity NEA Valuebuilder Variable Annuity NEA Valuebuilder Retirement Income Director Variable Annuity Security Benefit Advisor Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated December 14, 2012
To the Current Prospectus

Effective December 14, 2012, the following underlying funds will change their names as indicated in the table. The corresponding Subaccounts will also change their names accordingly. All references to the former names in the current Prospectus(es) are hereby changed to reflect the new names effective on the dates listed.

Current Name	New Name	Effective Date
Guggenheim U.S. Intermediate Bond	Guggenheim U.S. Investment Grade Bond	1/28/2013

The following Subaccounts are only available in the Security Benefit Advisor Variable Annuity:

Current Name	New Name	Effective Date
Legg Mason ClearBridge Small Cap Growth	ClearBridge Small Cap Growth	1/1/2013
Guggenheim Total Return1	Guggenheim Total Return Bond	1/28/2013

Please Retain This Supplement For Future Reference

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1The underlying fund is not changing its name, but the Subaccount name is being changed.